SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Asia Pacific Fund Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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THE ASIA PACIFIC FUND, INC.

GATEWAY CENTER THREE

NEWARK, NEW JERSEY 07102-4077

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders of The Asia Pacific Fund, Inc. (the Fund) will be held on August 9, 2006 (the Meeting), at 9:00 a.m., at the offices of Sullivan & Cromwell LLP, 125 Broad Street, New York, New York 10004, for the following purposes:

1. To elect four Directors.

2. To consider and act upon any other business as may properly come before the Meeting or any postponement or adjournment thereof.

The Board of Directors has fixed the close of business on June 23, 2006 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof.

Deborah A. Docs
Secretary and Chief Legal Officer

Dated: June 30, 2006

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

THE ASIA PACIFIC FUND, INC.

GATEWAY CENTER THREE

NEWARK, NEW JERSEY 07102-4077

PROXY STATEMENT

This Proxy Statement is furnished by the Board of Directors of The Asia Pacific Fund, Inc. (the Fund) in connection with its solicitation of proxies for use at the Annual Meeting of Stockholders to be held on August 9, 2006 (the Meeting) at 9:00 a.m., at the offices of Sullivan & Cromwell LLP, 125 Broad Street, New York, New York 10004. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting.

It is expected that the Notice of Annual Meeting, Proxy Statement and form of proxy will first be mailed on or about June 30, 2006 to stockholders of record. The Fund will furnish its most recent annual report without charge to a stockholder upon request to Deborah A. Docs at the Fund’s address stated above or by calling (toll-free) The Altman Group, the Fund’s shareholder servicing agent, at 1-(888) 4-ASIA-PAC.

If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. If you return your signed proxy without instruction, your shares will be voted (i) for the election of four Directors and (ii) at the discretion of the persons named as Proxies, on any other matter that may properly come before the Meeting or any postponement or adjournment thereof. A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance at the Meeting.

Approval of the election of four directors requires the affirmative vote of a majority of the outstanding shares of the Fund. If sufficient votes to elect Directors are not received, the persons named as Proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by Proxy and voting on the item. When voting on a proposed adjournment, the persons named as Proxies will vote for the proposed adjournment all shares that they are entitled to vote with respect to the election, and vote against the proposed adjournment all shares that they are not entitled to vote for the election.

The Fund intends to treat properly executed proxies that are marked “withhold authority” as “present” for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, however, such abstentions do not constitute a vote “for” or “against” a matter, but will have the effect of a negative vote.

The close of business on June 23, 2006 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 10,344,073 shares of common stock outstanding and entitled to vote. The presence in person or by proxy of the holders of one-third of the shares of common stock entitled to be cast at the meeting shall constitute a quorum. As of June 23, 2006, to the best of the Fund’s knowledge, no person was a beneficial owner of more than 5% of the Fund’s shares.

The Investment Manager of the Fund is Baring Asset Management (Asia) Limited, 1901 Edinburgh Tower, 15 Queen’s Road Central, Hong Kong, and the Administrator of the Fund is Prudential Investments LLC (PI), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

The expense of solicitation will be borne by the Fund and will include reimbursement of brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The solicitation of proxies will be largely by mail but may include, without cost to the Fund, telephonic, telegraphic or oral communications by regular employees of PI. In addition, the Fund’s Board of Directors has authorized management to retain a proxy solicitation firm to assist in the solicitation of proxies for the Meeting. Management has selected Computershare Fund Services as the proxy solicitation firm (the Proxy Solicitation Firm). The estimated cost of solicitation by the Proxy Solicitation Firm is $4,500 in fees, plus out-of-pocket expenses, and will be borne by the Fund.

ELECTION OF DIRECTORS

(Proposal No. 1)

The Fund’s Charter and Bylaws provide that the Board of Directors is divided into three classes of Directors, as nearly equal in number as possible. Each Director serves for a term of three years, with one class being elected each year. Each year the term of office of one class will expire.

At the Meeting, four Class II Directors will be elected to serve for the ensuing three years, ending in 2009, and until their successors have been duly elected and qualified. It is the intention of the persons named in the enclosed proxy to vote in favor of the election of Ms. Bibliowicz and Messrs. Burns, Scholfield and Hsu (the nominees). Each of the nominees has consented to being named in this Proxy Statement and to serve as a Director if elected. Each of the Class II nominees is currently a Class II Director of the Fund. The Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a Director, but if that should occur before the Meeting, proxies will be voted for such persons as the Directors may recommend. Ms. Bibliowicz was recommended as a candidate for the Board of Directors by an Independent Director (as defined below) on March 10, 2006 and was elected by the Board of Directors on May 19, 2006. All of the Fund’s other Directors were previously elected by stockholders.

Article III, Section 2(c) of the Fund’s Bylaws (the Qualification Bylaw) requires, among other things, that to be eligible for nomination as a Director, an individual must have either (i) a substantial connection of a type specified with any country in the Asia Pacific region in which the Fund may make equity investments, or (ii) be, or previously have been, connected in a specified manner with the investment adviser or administrator (or any of their affiliates). The Governance and Nominating Committee of the Board of Directors determines whether an individual so qualifies and has determined that each of the nominees named above satisfies the Qualification Bylaw requirements.

MANAGEMENT OF THE FUND

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” The “Fund Complex” consists of the Fund and any other investment companies managed by the Investment Manager.

Class II Directors*

(Nominees for Election for Term Expiring 2009)

Name, Address** and Age	Position(s) With Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director
Independent Directors
Jessica M. Bibliowicz (46)	Director (Class II*)		President and Chief Executive Officer of National Financial Partners. (NYSE:NFP), an independent distributor of financial services products. Formerly, President and Chief Operating Officer of John A. Levin & Co., a registered investment advisor.	1	—

Robert H. Burns (76)	Director (Class II*)	Since 1986	Chairman, Robert H. Burns Holdings Limited (an investment business), Hong Kong. Formerly, Chairman and Chief Executive Officer, Regent International Hotels Limited, Hong Kong.	1	—

David G.P. Scholfield (62)	Director (Class II*)	Since 1988	Formerly, Managing Director, Hong Kong (May 1998-September 2004), The Bank of Bermuda Limited.	1	—

Douglas Tong Hsu (63)	Director (Class II*)	Since 1986	Chairman and Chief Executive Officer, Far Eastern Textile Ltd., Taiwan.	1	—

Other Directors

Name, Address** and Age	Position(s) With Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director
Independent Directors
Olarn Chaipravat (61)	Director (Class I*)	Since 1986	Formerly, President and Chief Executive Officer (October 1992-January 1999), Director and Senior Executive Vice President (July 1990-September 1992) and Senior Executive Vice President (September 1987-June 1990), The Siam Commercial Bank, Public Company Limited, Thailand.	1	—

Michael J. Downey (62)	Director and Chairman (Class I*)	Since 1986 Since 1999	Private Investor. Formerly, Managing Partner, Lexington Capital LLC (1997-2004).	1	Director of funds in the AllianceBernstein L.P. Mutual Fund Complex.

Duncan M. McFarland (62)	Director (Class I*)	Since 2005	Formerly, Managing Partner and Chief Executive Officer, Wellington Management Company, LLP (1994-2004); Trustee, Financial Accounting Foundation (since 2001).	1	Director of Gannett Co., Inc. and the New York Stock Exchange, Inc.

Nicholas T. Sibley (67)	Director (Class III*)	Since 2001	Fellow of the Institute of Chartered Accountants in England and Wales; Director of Tanzanite One Limited.	1	Chairman of Aquarius Platinum Ltd. and Director of Corney and Barrow Group Ltd.
Interested Directors
David J. Brennan (48)***	Director (Class III*)	Since 1990	Chairman and Chief Executive Officer, Baring Asset Management Holdings Limited; Chairman, Baring Asset Management Holdings, Inc.; Chairman and Chief Executive Officer, Baring Asset Management Ltd.; Chairman, Baring Asset Management (Asia), Ltd.;	1	—

Name, Address** and Age	Position(s) With Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director
			Chairman, Barings (Guernsey) Ltd.; Chairman, Baring Asset Management, Inc.; Chairman and Chief Executive Officer, Baring International Investment Ltd.; Non-Executive Director, Baring Asset Management (Japan) Ltd.

Robert F. Gunia (59)***	Director (Class III*), Vice President and Treasurer	Since 1988 Since 1989 Since 1999	Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC.	1	Director of funds in the Prudential Mutual Fund Complex.

*	The Fund’s Charter and Bylaws provide that the Board of Directors is divided into three classes of Directors, as nearly equal in number as possible. Each Director serves for a term of three years, with one class being elected each year. Each year the term of office of one class will expire; current Class I, II and III directorships expire in 2008, 2006, and 2007, respectively.
**	The address of the Directors and officers is: c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
***	Mr. Brennan is an “interested” Director, as defined in the 1940 Act, because of his employment with the Investment Manager, and Mr. Gunia is an “interested” Director because he is an officer of the Fund.

The Fund pays each of its Directors who is not an interested person (as defined in the 1940 Act) of the Investment Manager or PI an annual fee of US$12,000, plus US$1,000 for each Board meeting attended. In addition, members of the Audit and Governance and Nominating Committees receive US$1,000 for each Committee meeting attended outside of the regular board schedule. The Chairman of the Fund and of each Committee is paid an additional amount of US$2,500 annually. The Fund reimburses all Directors and officers attending board meetings for their out-of-pocket travel expenses. The Board of Directors does not have a compensation committee.

The following table sets forth the aggregate compensation paid to the Directors by the Fund and the aggregate compensation paid to Directors for service on the Fund’s board and that of all other registered investment companies managed by the Investment Manager (Fund Complex) during the Fund’s fiscal year ended March 31, 2006.

Director Compensation Table

Name	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors
Independent Directors
Jessica M. Bibliowicz(1)	$—	None	N/A	$—
Robert H. Burns	15,000	None	N/A	15,000
Olarn Chaipravat	14,000	None	N/A	14,000
Michael J. Downey	19,500	None	N/A	19,500
Douglas Tong Hsu	14,000	None	N/A	14,000
Duncan M. McFarland	16,000	None	N/A	16,000
David G. P. Scholfield	17,000	None	N/A	17,000
Nicholas T. Sibley	16,000	None	N/A	16,000

Interested Directors
David J. Brennan	—	None	N/A	—
Robert F. Gunia	—	None	N/A	—

(1)	Ms. Bibliowicz was appointed to the Board as of May 19, 2006.

Director Share Ownership Tables

The following table sets forth the dollar range of equity securities in the Fund beneficially owned by each Director, and, on an aggregate basis, in all registered investment companies overseen by each Director in the “Family of Investment Companies”* as of May 31, 2006.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen By Director in Family of Investment Companies
Independent Directors
Jessica M. Bibliowicz	$10,001 – $50,000	$10,001 – $50,000
Robert H. Burns	none	none
Olarn Chaipravat	none	none
Michael J. Downey	over $100,000	over $100,000
Duncan M. McFarland	over $100,000	over $100,000
Douglas Tong Hsu	none	none
David G. P. Scholfield	over $100,000	over $100,000
Nicholas T. Sibley	none	none

Interested Directors
David J. Brennan	none	none
Robert F. Gunia	$10,001 – $50,000	$10,001 – $50,000

*	The term “Family of Investment Companies” means any two or more registered investment companies that share the same investment adviser as the Fund and hold themselves out to investors as related companies for purposes of investment and investor services.

As of June 23, 2006, the Directors and officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of common stock of the Fund.

None of the Independent Directors nor any of their Immediate Family Members owned any securities, beneficially or of record, in the Investment Manager or persons (other than registered investment companies) directly or indirectly “controlling,” “controlled by,” or “under common control with” (within the meaning of the 1940 Act) the Investment Manager as of June 23, 2006. The term “Immediate Family Member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code of 1986, as amended.

The Board of Directors has adopted a process for stockholders to send communications to the Board. To communicate with the Board of Directors or an individual Director of the Fund, a stockholder must send a written communication to the Fund’s principal office at the address listed in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement, addressed to the Board of Directors or the individual Director, as the case may be, c/o the Chief Compliance Officer. All stockholder communications received in accordance with this process will be forwarded to the Board of Directors or the individual Director, as the case may be.

Certain Directors of the Fund, including two of the nominees, reside outside the United States, and substantially all the assets of such persons are located outside the United States. It may not be possible, therefore, for investors to effect service of process within the United States upon such persons or to enforce against them, in United States courts or foreign courts, judgments obtained in United States courts predicated upon the civil liability provisions of the federal securities laws of the United States or the laws of the State of Maryland. In addition, it is not certain that a foreign court would enforce, in original actions or in actions to enforce judgments obtained in the United States, liabilities against such persons predicated solely upon the federal securities laws.

There were three regularly scheduled meetings of the Fund’s Board of Directors for the fiscal year ended March 31, 2006. For the fiscal year ended March 31, 2006, all Directors other than Mr. Burns attended at least 75% of the aggregate of the total number of meetings of the Board of Directors, the Audit Committee and the Governance and Nominating Committee, as applicable. The Fund does not have a policy that requires a Director to attend the Fund’s annual meeting of stockholders. Mr. Downey, Chairman of the Board, attended the prior year’s annual meeting of stockholders.

Committees of the Board of Directors

The Audit Committee

The Board of Directors has established a separately designated Audit Committee to oversee the accounting and financial reporting processes of the Fund and audits of its annual financial statements. The Audit Committee operates pursuant to a written charter that the Board of Directors has adopted. The Audit Committee consists of the following Independent Directors: Messrs. Burns, Downey, McFarland, Scholfield and Sibley. Such members are also “independent” as such term is defined in the New York Stock Exchange Listing Standards. The Audit Committee met four times during the fiscal year ended March 31, 2006.

With respect to the Fund’s fiscal year ended March 31, 2006, the Audit Committee approved the engagement of the independent registered public accounting firm (independent accountants) and reviewed with the independent accountants the plan and results of the audit engagement and matters having a material effect upon the Fund’s financial operations. In accordance with Independence Standards Board Standard No. 1, Ernst & Young LLP (E&Y), the Fund’s independent accountants, have confirmed to the Audit Committee that they are independent accountants with respect to the Fund. The report of the Audit Committee, dated May 18, 2006, is attached to this proxy statement as Exhibit A.

The Audit Committee’s policies and procedures also require pre-approval of any audit and non-audit services to be provided to the Investment Manager or any entity controlling, controlled by, or under common control, with the Investment Manager (“Service Affiliate”) to the extent that these services are directly related to the operations and financial reporting of the Fund. In considering the independence of E&Y, the Audit Committee was informed that E&Y did not furnish any non-audit services to the Investment Manager or any Service Affiliate.

The Audit Committee has appointed, and a majority of Directors who are not “interested persons” of the Fund (as defined in the 1940 Act) has ratified, E&Y to continue as the independent accountants of the Fund for the fiscal year ending March 31, 2007. The firm of E&Y has extensive experience in investment company accounting and auditing. It is not expected that a representative of E&Y will be present at the Meeting to make a statement or respond to questions.

Audit Fees. E&Y audited the annual financial statements of the Fund for its fiscal years ended March 31, 2005 and 2006, and the audit fees were $48,000 and $51,000, respectively. E&Y did not receive any audit-related fees, tax fees or any other fees for services to the Fund, the Investment Manager or any Service Affiliate for the two fiscal years ended March 31, 2006.

The Governance and Nominating Committee

The Board of Directors also has a Governance and Nominating Committee. The Committee consists of the following Independent Directors: Messrs. Burns, Downey and Scholfield. The Committee met twice during the fiscal year ended March 31, 2006. The Fund’s Board of Directors has adopted a charter for its Committee, a copy of which is attached as Exhibit B. Pursuant to the charter, the Committee identifies, evaluates and selects and nominates, or recommends to the Board of Directors, candidates for the Board. It also determines whether candidates satisfy the qualifications set forth in the Qualification Bylaw and any other standards or qualifications it may set for Directors. The Committee may consider candidates as Directors submitted by current Directors, the Fund’s officers, investment manager or administrator, Fund stockholders and other sources the Committee deems appropriate.

The Committee will consider candidates submitted by a stockholder or group of stockholders who have beneficially owned at least 5% of the Fund’s outstanding common stock for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating stockholder or group. To be timely for consideration by the Committee, the submission, including all required information, must be submitted in writing to the Fund, to the attention of the Secretary, at the principal executive offices of the Fund not less than 120 calendar days before the date of the proxy statement for the previous year’s annual meeting of stockholders. The Committee will consider only one candidate submitted by such a stockholder or group for nomination for election at an annual meeting of stockholders. The Committee will not consider self-nominated candidates.

The Committee will consider and evaluate candidates submitted by stockholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate’s relevant knowledge, experience, expertise, the candidate’s satisfaction of the Qualification Bylaw, the candidate’s ability to carry out his or her duties in the best interests of the Fund and the candidate’s ability to qualify as an Independent Director. A detailed description of the criteria used by the Committee as well as information required to be provided by stockholders submitting candidates for consideration by the Committee are included in Appendix A to Exhibit B.

The executive officers of the Fund, other than as shown above in the table of Directors, are as follows:

Name, Address and Age	Positions With Fund	Term of Office and Length of Time Served	Principal Occupations During Past 5 Years
Lee D. Augsburger (46)	Chief Compliance Officer	Since 2004	Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Deborah A. Docs (48)	Chief Legal Officer, Secretary and Assistant Secretary	Since 2005 Since 1998 1989-1998	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Ronald Watt (59)	President	Since 1998	Director of Investment Companies of Baring Asset Management Limited and ICSC Limited (since 2003), a consulting company, and President of The Greater China Fund, Inc. (since 1998).

Sadiq Peshimam (42)	Assistant Treasurer	Since 2005	Vice President (since 2005) and Director (since 2000) within Prudential Mutual Fund Administration.

STOCKHOLDER PROPOSALS

The deadline for submitting stockholder proposals for inclusion in the Fund’s proxy statement and form of proxy for the Fund’s Annual Meeting of Stockholders in 2007 is March 2, 2007. Any stockholder proposal that is intended to be presented at such Annual Meeting, but not submitted for inclusion in the Fund’s proxy statement and form of proxy in accordance with the foregoing sentence, must be received by the Fund’s Secretary at the address indicated on the first page of this Proxy Statement no earlier than January 31, 2007 and no later than March 2, 2007. Any such proposal received after such date will be considered untimely and will be excluded from consideration at the next Annual Meeting in accordance with the Fund’s Advance Notice Bylaw. The mere submission of a proposal or notice of proposal by a stockholder does not guarantee that such proposal will be included in the proxy statement or otherwise considered at such Annual Meeting because certain federal rules and the Fund’s Advance Notice Bylaw, respectively, must be complied with before consideration of the proposal is required.

Dated: June 30, 2006	Deborah A. Docs
Secretary and Chief Legal Officer

STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Exhibit A

THE ASIA PACIFIC FUND, INC.

(THE “FUND”)

AUDIT COMMITTEE REPORT

The Audit Committee operates pursuant to a charter that was last amended and restated by the Board on January 20, 2004 (the “Charter”). The purposes of the Audit Committee are to 1) assist the Board of Directors in its oversight of (i) the integrity of the Fund’s financial statements; (ii) the Fund’s compliance with legal and regulatory requirements; (iii) the independent auditors’ qualifications and independence; and (iv) the performance of the independent auditors; and 2) prepare this report. As set forth in the Charter, management of the Fund, and applicable service providers, are responsible for the preparation, presentation and integrity of the Fund’s financial statements and for the effectiveness of internal control over financial reporting. Management and applicable service providers are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal control over financial reporting and other procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit of the Fund’s annual financial statements.

In performing its oversight function, the Committee has considered and discussed with management and the independent auditors the Fund’s audited financial statements for its fiscal year ended March 31, 2006. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has also considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent auditors to the Fund’s investment adviser or to any entity controlling, controlled by or under common control with the Fund’s investment adviser that provides ongoing services to the Fund is compatible with maintaining the auditors’ independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the independent auditors the auditors’ independence.

The members of the Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund’s independent auditors are in fact “independent.”

The Audit Committee met on May 18, 2006 to consider and discuss the financial statements as of and for the fiscal year ended March 31, 2006 with management and the independent auditors.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Audit Committee recommended to the Board of Directors of the Fund that the audited financial statements of the Fund be included in the Fund’s Annual Report to Stockholders for its fiscal year ended March 31, 2006.

SUBMITTED BY THE AUDIT COMMITTEE

OF THE FUND’S BOARD OF DIRECTORS

Robert H. Burns

Michael J. Downey

Duncan M. McFarland

David G. P. Scholfield

Nicholas T. Sibley

Dated: May 18, 2006

A-2

Exhibit B

The Asia Pacific Fund, Inc.

Governance and Nominating Committee Charter

(Adopted as of January 18, 2005)

The Board of Directors (the “Board”) of The Asia Pacific Fund, Inc. (the “Fund”) has adopted this Charter to govern the activities of the Governance and Nominating Committee (the “Committee”) of the Board. This Charter supersedes the Nominating Committee Charter previously adopted by the Board.

Statement of Purposes and Responsibilities

The purpose of the Committee is to assist the Board in carrying out its responsibilities with respect to governance of the Fund and the selection, nomination, evaluation and compensation of members of the Board in accordance with applicable laws, regulations, stock exchange requirements and industry best practices. The primary responsibilities of the Committee are:

•	to monitor and evaluate industry and legal developments affecting corporate governance and recommend from time to time appropriate policies and procedures for adoption by the Board;

•	to monitor, evaluate and make recommendations to the Board with respect to the structure, size and functioning of the Board and its committees;

•	to identify, consider and recommend to the Board for nomination and re-nomination individuals who are qualified to become and continue as members of the Board or its committees, and to propose qualifications, policies and procedures relating thereto, including modifications to those set forth in the Fund’s Bylaws, resolutions of the Board and this Charter;

•	to assist the Board in establishing standards and policies for continuing Board membership and procedures for the evaluation of the performance of the Board and its committees;

•	to review and make recommendations to the Board regarding compensation of Board and committee members and staffing for Board and committee chairmen; and

•	review and recommend to the Board appropriate insurance coverage.

Organization and Operation

The Committee shall be composed of as many members as the Board shall determine in accordance with the Fund’s Bylaws, but in any event not less than two. The Committee must consist entirely of Board members who are not “interested persons” of the Fund (“Independent Directors”), as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”). The Board may remove or replace any member of the Committee at any time in its sole discretion. One or more members of the Committee may be designated by the Board as the Committee’s chairman or co-chairman, as the case may be.

Committee meetings shall be held in accordance with the Fund’s Bylaws as and when the Committee or the Board determines necessary or appropriate. Except as may be otherwise set forth in the Fund’s Bylaws or the Board may otherwise provide, the chairman, a co-chairman or any two members of the Committee may set the time and place of its meeting.

The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to subcommittees of the Committee, which may consist of one or more members.

The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate and approve the fees and other retention terms of special counsel or other experts or consultants, as it deems appropriate, without seeking approval of the Board or management.

Governance and Evaluation

The Committee will assist the Board in vetting the independence of Board members and the financial expertise of Audit Committee members. It will review and make recommendations to the Board from time to time on corporate governance matters, such as:

•	size of the Board and desired qualifications and expertise of Board members;

•	appropriate Board committees, their size and membership;

•	scheduling, agendas and minuting of Board and committee meetings;

•	adequacy and timeliness of information provided to the Board and committees;

•	expectations of Board members, including attendance at meetings, continuing education and ownership of shares of the Fund;

•	periodic evaluations of Board and committee performance; and

•	retirement, rotation and re-nomination policies for Board and committee members.

Nominations for Board Membership

The Committee will identify, evaluate and recommend to the Board candidates for membership on the Board in accordance with policies and procedures of the Fund in effect from time to time. The Nominating Committee should meet to establish the slate for election of directors at the annual meeting of stockholders each year. The Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates.

Qualifications for Nominees to the Board

The Committee will consider the candidate’s ability to satisfy the qualifications set forth in Article III, Section 2(c) of the Fund’s Bylaws (“Qualification Bylaw”) and may take into account a wide variety of additional factors in considering candidates for membership on the Board, including (but not limited to): (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director/trustee or senior officer of other public companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the on-going functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Fund; (vii) the candidate’s ability to qualify as an Independent director for purposes of the 1940 Act and any other standards of independence that may be relevant to the Fund; and (viii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

Identification of Nominees

In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Fund’s current Board members, (ii) the Fund’s officers, (iii) the Fund’s investment manager or administrator, (iv) the Fund’s stockholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee will not consider self-nominated candidates.

Consideration of Candidates Recommended by Stockholders

The Committee will consider and evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to this Charter, as

B-2

it may be amended from time to time by the Committee, sets forth qualifications and procedures that must be met or followed by stockholders to submit properly a nominee candidate to the Committee (recommendations not properly submitted will not be considered by the Committee).

Compensation and Insurance

The Committee shall evaluate periodically, and make recommendations to the Board with respect to, the level and structure of the compensation of Board members (including compensation for serving on committees of the Board or as chairman or co-chairman of the Board or a committee) and the appropriateness and level of staffing for the Chairman of the Board and committee chairmen. The Committee shall consider, to the extent reasonably available, industry practices for compensation of members and chairmen of boards and committees and in providing staff to such chairmen.

The Committee shall also evaluate periodically and make recommendations to the Board with respect to the adequacy and appropriateness of insurance coverage and premiums.

B-3

Appendix A

Procedures for the Committee’s Consideration of Candidates Submitted by Stockholders

A candidate for nomination as a Board member submitted by a stockholder will not be deemed to be properly submitted to the Committee for the Committee’s consideration unless the following qualifications have been met and procedures followed:

1.	A stockholder or group of stockholders (referred to in either case as a “Nominating Stockholder”) that, individually or as a group, has beneficially owned at least 5% of the Fund’s common stock for at least two years prior to the date the Nominating Stockholder submits a candidate for nomination as a Board member may submit one candidate to the Committee for consideration at an annual meeting of stockholders.

2.	The Nominating Stockholder must submit any such recommendation (a “Stockholder Recommendation”) in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

3.	The Stockholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than 120 calendar days before the date of the Fund’s proxy statement released to stockholders in connection with the previous year’s annual meeting.

4.	The Stockholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the person recommended by the Nominating Stockholder (the “candidate”); (B) any position or business relationship of the candidate, currently and within the preceding five years, with the Nominating Stockholder or an Associated Person of the Nominating Stockholder; (C) the number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such Nominating Stockholder by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of members of the Board pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the Nominating Stockholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the 1940 Act) and, if believed not to be an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (F) information sufficient for the Committee to determine that the candidate satisfies the Qualification Bylaw; and (G) information as to the candidate’s knowledge of the investment company industry, experience as a director/trustee or senior officer of public companies, memberships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a member of the Board if elected; (iii) the written and signed agreement of the candidate to complete a directors’ and officers’ questionnaire if elected; (iv) the Nominating Stockholder’s name as it appears on the Fund’s books and consent to be named as such by the Fund; (v) the number of all shares of the Fund owned beneficially and of record by the Nominating Stockholder and any Associated Person of the Nominating Stockholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially, but not of record, by each and identifying the nominee holders for the Nominating Stockholder and each such Associated Person of the Nominating Stockholder; and (vi) a description of all arrangements or understandings between the Nominating Stockholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the Nominating Stockholder. “Associated Person of the Nominating Stockholder” as used in this paragraph 4 means any person required to be identified pursuant to clause (vi) and any other person controlling, controlled by or under common control with, directly or indirectly, the Nominating Stockholder or any person required to be identified pursuant to clause (vi).

5.	The Committee may require the Nominating Stockholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 4 above or to determine the qualifications and eligibility of the candidate proposed by the Nominating Stockholder to serve on the Board. If the Nominating Stockholder fails to provide such other information in writing within seven days of receipt of written request from the Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted and will not be considered by the Committee.

THE ASIA PACIFIC FUND, INC.

GATEWAY CENTER THREE

NEWARK, NEW JERSEY 07102-4077

Proxy for the Annual Meeting of Stockholders

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned stockholder of The Asia Pacific Fund Inc. hereby appoints Robert F. Gunia, Ronald G.M. Watt and Deborah A. Docs as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side hereof, all the shares of common stock of The Asia Pacific Fund, Inc. held of record by the undersigned on June 23, 2006 at the Annual Meeting of Stockholders to be held on August 9, 2006, or any postponement or adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF DIRECTORS AND FOR PROPOSAL NO. 2, AND IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES HEREIN.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?

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☒	Please mark votes as in this example.	3433

THE ASIA PACIFIC FUND, INC.	The Board of Directors recommends you vote “FOR” the Proposal.
	1.	Election of Directors. Class II (Term Expiring in 2009)
(01) Jessica M. Bibliowicz
(02) Robert H. Burns
(03) David G.P. Scholfield
(04) Douglas Tong Hsu
			FOR ALL NOMINEES	☐	☐	WITHHOLD FROM ALL NOMINEES
☐
For all nominees except as noted above

Please be sure to sign and date this Proxy.

Stockholder		Co-owner
sign here:	Date:	sign here:	Date: